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                                                                   Exhibit 10.62


         THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         This Third Amendment to Second Amended and Restated Credit Agreement (herein, the "Amendment") is made as of March 15, 2005, by and among Morton Industrial Group, Inc., a Georgia corporation (the "Borrower"), the Lenders party to the Credit Agreement hereinafter identified and defined, and Harris Trust and Savings Bank, as Agent for the Lenders (in such capacity, the "Agent").

                                    RECITALS

         A. The Lenders currently extend credit to the Borrower on the terms and conditions set forth in that certain Second Amended and Restated Credit Agreement dated as of March 26, 2004, as amended, by and among the Borrower, the Guarantors, the Lenders and the Agent (the "Credit Agreement"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

         B. The Borrower has requested that the Lenders delay the implementation of the Excess Cash Flow prepayment requirement set forth in Section 3.3(a) of the Credit Agreement for one year, and the Lenders are willing to do so on the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. AMENDMENT.

         Subject to the satisfaction of the conditions precedent set forth in, and effective from and after the date specifically set forth in, Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

         1.1. Section 3.3(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (a) Excess Cash Flow. No later than (x) May 31, 2006, with respect to Excess Cash Flow of the Borrower and its Subsidiaries for the fiscal year ended December 31, 2004, and (y) 90 days after the last day of each fiscal year of the Borrower thereafter, the Borrower shall pay over to the Agent for the ratable benefit of the Lenders, as and for a mandatory prepayment, an amount equal to the Excess Cash Flow Prepayment Percentage of the Excess Cash Flow of the Borrower and its Subsidiaries for such fiscal year, each such prepayment to be allocated to the Term Loan until repaid in full, and then to prepay the Revolving Loans and prefund any outstanding Letters of Credit.

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SECTION 2. CONDITIONS PRECEDENT.

         Upon the satisfaction of all the following conditions precedent, this Amendment shall be, and is hereby agreed to by the parties hereto to be, effective from and after March 15, 2005, notwithstanding the fact that it has been executed and delivered by the parties hereto after such date:

                   2.1. The Borrower, the Agent, the Lenders and the Guarantors shall have executed and delivered this Amendment.

                   2.2. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Agent and its counsel.

SECTION 3. REPRESENTATIONS.

         In order to induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Lenders that as of the date hereof, and after giving effect to this Amendment, (a) the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct in all material respects (except that for purposes of this paragraph the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Lenders) and
(b) the Borrower is in full compliance with all of the terms and conditions of the Credit Agreement after giving effect to this Amendment and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 4. MISCELLANEOUS.

         4.1. The Borrower and certain of its Subsidiaries have heretofore executed and delivered to the Agent and the Lenders certain of the Collateral Documents. The Borrower hereby acknowledges and agrees that, notwithstanding the execution and delivery of this Amendment, the Collateral Documents remain in full force and effect and the rights and remedies of the Agent and the Lenders thereunder, the obligations of the Borrower and its Subsidiaries thereunder, and the liens and security interests created and provided for thereunder remain in full force and effect and shall not be affected, impaired, or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

         4.2. Except as specifically amended herein or waived hereby, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.




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         4.3. The Borrower agrees to pay all reasonable out-of-pocket costs and expenses incurred by the Agent and the Lenders in connection with the preparation, execution and delivery of this Amendment and the documents and transactions contemplated hereby, including the reasonable fees and expenses of counsel for the Agent with respect to the foregoing.

         4.4. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.


                           [SIGNATURE PAGES TO FOLLOW]



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         This Third Amendment to Second Amended and Restated Credit Agreement is
entered into by the parties hereto as of the date and year first above written.

                                            MORTON INDUSTRIAL GROUP, INC.


                                            By
                                               Name
                                                   -----------------------------
                                               Title
                                                    ----------------------------

                                            Accepted and agreed to:

                                            HARRIS TRUST AND SAVINGS BANK


                                            By
                                               Name
                                                   -----------------------------
                                               Title
                                                    ----------------------------

                                            NATIONAL CITY BANK OF THE MIDWEST


                                            By
                                               Name
                                                   -----------------------------
                                               Title
                                                    ----------------------------

                                            JPMORGAN CHASE BANK, N.A. (formerly
                                              known as Bank One, N.A.)


                                            By
                                               Name
                                                   -----------------------------
                                               Title
                                                    ----------------------------


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                     GUARANTORS' ACKNOWLEDGEMENT AND CONSENT

         Each of the undersigned hereby acknowledges and agrees that it is a Guarantor under the terms of Section 11 of the Credit Agreement and, as such, has executed and delivered certain Collateral Documents pursuant to the Credit Agreement. The undersigned hereby consent to the Third Amendment to Second Amended and Restated Credit Agreement as set forth above and agree to the terms thereof, and the undersigned hereby confirm that their guaranties and the Collateral Documents executed by them, and all of the obligations of the undersigned thereunder, remain in full force and effect. The undersigned further agree that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained. The undersigned acknowledge the Lenders are relying on this acknowledgement and consent in entering into the Third Amendment to Second Amended and Restated Credit Agreement with the Borrower.


                                         MORTON METALCRAFT CO.


                                         By
                                            Name
                                                --------------------------------
                                            Title
                                                 -------------------------------

                                         MORTON METALCRAFT CO. OF NORTH CAROLINA


                                         By
                                            Name
                                                --------------------------------
                                            Title
                                                 -------------------------------

                                         MORTON METALCRAFT CO. OF SOUTH CAROLINA


                                         By
                                            Name
                                                --------------------------------
                                            Title
                                                 -------------------------------

                                         MID CENTRAL PLASTICS, INC.


                                         By
                                            Name
                                                --------------------------------
                                            Title
                                                 -------------------------------

                                         B&W METAL FABRICATORS, INC.


                                         By
                                            Name
                                                --------------------------------
                                            Title
                                                 -------------------------------


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